*******************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
*******************************************************************
                                        Sum of 1/22/96-12/20/96
                                                     Distribution Dates


CLASS A CERTIFICATEHOLDER'S STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                     727.25
   2. Principal distribution per $1,000 interest                 666.67
   3. Interest distribution per $1,000 interest                   60.59

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                            1,300,113,507.67
      (b) Collections of Finance Charge & Administrative Receivable
                                                         294,624,967.09
      (c) Collections of Principal                     1,005,488,540.58

   2. Allocation of Receivables
      (a) First Due Period                                        82.00%
      (b) Second Due Period                                       82.00%
      (c) Third Due Period                                        82.00%
      (d) Fourth Due Period                                       82.00%
      (e) Fifth Due Period                                        82.00%
      (f) Sixth Due Period                                        81.49%
      (g) Seventh Due Period                                      80.90%
      (h) Eighth Due Period                                       80.18%
      (i) Ninth Due Period                                        79.30%
      (j) Tenth Due Period                                        78.19%
      (k) Eleventh Due Period                                     76.77%
      (l) Twelvth Due Period                                      74.85%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                0.00
      (b) Total amount on deposit in Principal
          Funding Account                                          0.00

   4. Delinquent Balances (gross/gross) - Reported on 12/20/96 distribution date as of 11/
      (a) 30 - 59 days (Del Stat 1) -- ($)                53,365,145.10
                                       (%)                         4.39%
      (b) 60 - 89 days (Del Stat 2) -- ($)                26,348,296.69
                                    (%)                           2.17%
      (c) 90+ days (Del Stat 3+) -- ($)                   88,729,073.50
                                    (%)                            7.29%

   5. Class A Investor Default Amount                     12,317,620.60

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date           0.00
      (b) The amount of Item 6(a) per $1,000 interest
                                                             0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs
                                                             0.00
      (d) The amount of Item 6(c) per $1,000 interest
                                                             0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Date
                                                             0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date         6,480,823.85

   8. Deficit Controlled Amortization Amount for such Payment Date
                                                           0.00

C. Class A Pool Factor - Reported on 12/20/96 Dist. Date as of 11/3
                                                       0.333333

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
                                                  1,110,429,993.16

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                                                  106,231,841.84

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date
                                                  22,500,000.00

   2. Available Collateral Invested Amount as of the end of the Pay
                                                  17,045,454.55


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
                                                     75.50
   2. Principal distribution per $1,000 interest
                                                      0.00
   3. Interest distribution per $1,000 interest
                                                     75.50

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
                                                  1,300,113,507.67
      (b) Collections of FC&A
                                                   294,624,967.09
      (c) Collections of Principal
                                                  1,005,488,540.58

   2. Allocation of Receivables
      (a) First Due Period                             6.00%
      (b) Second Due Period                            6.00%
      (c) Third Due Period                             6.00%
      (d) Fourth Due Period                            6.00%
      (e) Fifth Due Period                             6.00%
      (f) Sixth Due Period                             6.51%
      (g) Seventh Due Period                           7.10%
      (h) Eighth Due Period                            7.82%
      (i) Ninth Due Period                             8.70%
      (j) Tenth Due Period                             9.81%
      (k) Eleventh Due Period                         11.23%
      (l) Twelvth Due Period                          13.15%



   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account
                                                       NA
      (b) Total amount on deposit in Principal
          Funding Account
                                                        NA

   4. Delinquent Balances (at 12/20/95 distribution date)   (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)        53,365,145.10
                                    (%)           4.39%
      (b) 60 - 89 days (Del Stat 2) -- ($)        26,348,296.69
                                     (%)          2.17%
      (c) 90+ days (Del Stat 3+) -- ($)           88,729,073.50
                                    (%)           7.29%

   5. Class B Investor Default Amount
                                                  1,120,771.18

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date
                                                                0.00
      (b) The amount of Item 6(a) per $1,000 interest
                                                                0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
                                                                0.00
      (d) The amount of Item 6(c) per $1,000 interest
                                                                0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Date
                                                                0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date
                                                                0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date
                                                                0.00

   8. Available Collateral Invested Amount
                                                       17,045,454.55

   9. Deficit Controlled Amortization Amount for such Payment Date
                                                                0.00

C. Class B Pool Factor - Reported on 12/20/96 Dist. Date as of 11/3
                                                            1.000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
                                                       1,110,429,993.16

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                                                       106,231,841.84

*******************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
*******************************************************************
Sum of 1/22/96-12/20/96

Distribution Dates


CLASS A CERTIFICATEHOLDER'S STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
                                                               78.00
   2. Principal distribution per $1,000 interest
                                                                0.00
   3. Interest distribution per $1,000 interest
                                                               78.00

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
                                                       1,300,113,507.67
      (b) Collections of Finance Charge & Administrative Receivable
                                                       294,624,967.09
      (c) Collections of Principal
                                                       1,005,488,540.58

   2. Allocation of Receivables
      (a) First Due Period                             82.00%
      (b) Second Due Period                            82.00%
      (c) Third Due Perio                              82.00%
      (d) Fourth Due Period                            82.00%
      (e) Fifth Due Period                             82.00%
      (f) Sixth Due Period                             82.00%
      (g) Seventh Due Period                           82.00%
      (h) Eighth Due Period                            82.00%
      (i) Ninth Due Period                             82.00%
      (j) Tenth Due Period                             82.00%
      (k) Eleventh Due Period                          82.00%
      (l) Twelvth Due Period                           82.00%



   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account
                                                         0
      (b) Total amount on deposit in Principal
          Funding Account
                                                         0

   4. Delinquent Balances (at 12/20/95 distribution)       (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)           53,365,145.10
                                    (%)                       4.39%
      (b) 60 - 89 days (Del Stat 2) -- ($)           26,348,296.69
                                     (%)                      2.17%
      (c) 90+ days (Del Stat 3+) -- ($)              88,729,073.50
                                               (%)            7.29%

   5. Class A Investor Default Amount                14,482,902.13

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date
                                                                0.00
      (b) The amount of Item 6(a) per $1,000 interest
                                                                0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                  0.00
      (d) The amount of Item 6(c) per $1,000 interest
                                                                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Date
                                                                0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date          7,500,000.00

   8. Deficit Controlled Amortization Amount for such Payment Date
                                                                0.00

C. Class A Pool Factor - Reported on 12/20/96 Dist. Date as of 11/3
                                                            1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
                                                       1,110,429,993.16

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                                                           106,231,841.84

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date
                                                            22,500,000.00

   2. Available Collateral Invested Amount as of the end of the Pay
                                                            45,000,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
                                                                    80.00
   2. Principal distribution per $1,000 interest
                                                                     0.00
   3. Interest distribution per $1,000 interest
                                                                    80.00

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                  83,948,373.91
      (b) Collections of FC&A                                20,550,857.89
      (c) Collections of Principal                           63,397,516.02

   2. Allocation of Receivables
      (a) First Due Period                                             6.00%
      (b) Second Due Period                                            6.00%
      (c) Third Due Period                                             6.00%
      (d) Fourth Due Period                                            6.00%
      (e) Fifth Due Period                                             6.00%
      (f) Sixth Due Period                                             6.00%
      (g) Seventh Due Period                                           6.00%
      (h) Eighth Due Period                                            6.00%
      (i) Ninth Due Period                                             6.00%
      (j) Tenth Due Period                                             6.00%
      (k) Eleventh Due Period                                          6.00%
      (l) Twelvth Due Period                                           6.00%



   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account
                                                                       NA
      (b) Total amount on deposit in Principal
          Funding Account
                                                                       NA

   4. Delinquent Balances (at 12/20/95 distribution)    (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)               53,365,145.10
                                    (%)                           4.39%
      (b) 60 - 89 days (Del Stat 2) -- ($)               26,348,296.69
                                     (%)                          2.17%
      (c) 90+ days (Del Stat 3+) -- ($)                  88,729,073.50
                                               (%)                7.29%

   5. Class B Investor Default Amount
                                                            1,059,724.55

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date
                                                                0.00
      (b) The amount of Item 6(a) per $1,000 interest
                                                                0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
                                                                0.00
      (d) The amount of Item 6(c) per $1,000 interest
                                                                0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such Payment Date
                                                                0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date
                                                                0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date
                                                                0.00

   8. Available Collateral Invested Amount
                                                       45,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date
                                                                0.00

C. Class B Pool Factor - Reported on 12/20/96 Dist. Date as of 11/3
                                                            1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                      1,110,429,993.16

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
                                                       106,231,841.84